Exhibit 99.2

December 7, 2021

NOTICE OF REDEMPTION OF PUBLIC WARRANTS (CUSIP 293594115)

Dear Public Warrant Holder,

Enovix Corporation (the “Company”) hereby gives notice that it is redeeming, at 5:00 p.m., New York City time, on January 7, 2022 (the “Redemption Date”), all of the Company’s outstanding public warrants (the “Public Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), that were issued under the Warrant Agreement, dated December 1, 2020, by and between the Company’s predecessor company, Rodgers Silicon Valley Acquisition Corp. (“RSVAC”), and Continental Stock Transfer & Trust Company, as warrant agent, which was terminated and replaced by the Warrant Agreement, dated July 13, 2021, by and between the Company and Computershare Inc. and its wholly-owned subsidiary, Computershare Trust Company, N.A. (collectively, “Computershare”), as warrant agent (the “Warrant Agreement”), as part of the units (the “Units”) sold in RSVAC’s initial public offering (“IPO”) for a redemption price of $0.01 per Public Warrant (the “Redemption Price”). Each Public Warrant entitles the holder thereof to purchase one share of Common Stock at a price of $11.50 per share. Any Public Warrants that remain unexercised at 5:00 p.m., New York City time, on the Redemption Date will be void and no longer exercisable and their holders will have no rights with respect to those Public Warrants, except to receive the Redemption Price.

Additionally, at 5:00 p.m. New York City time on the Redemption Date, the Public Warrants will cease trading on the Nasdaq Capital Market (the “Nasdaq”).

The Public Warrants are listed on Nasdaq under the symbol “ENVXW.” On December 2, 2021, the last sales price of the Public Warrants was $22.00 per Public Warrant and the last sales price of the Common Stock was $33.71 per share.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the Public Warrant holders to exercise their Public Warrants will terminate immediately prior to 5:00 p.m., New York City time, on the Redemption Date. At 5:00 p.m., New York City time, on the Redemption Date and thereafter, holders of unexercised Public Warrants will have no rights with respect to those Public Warrants, except to receive, upon surrender of their Public Warrant certificates, the Redemption Price. We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Public Warrants. Note that the act of exercising is VOLUNTARY, meaning holders must instruct their broker to submit the Public Warrants for exercise.

The Company is exercising this right to redeem the Public Warrants pursuant to Section 6 of the Warrant Agreement. Pursuant to Section 6.1 of the Warrant Agreement, the Company has the right to redeem all of the outstanding Public Warrants if the last sales price of the Common Stock equals or exceeds $18.00 per share on each of 20 trading days within any 30-day trading period ending on the third business day prior to the date on which a notice of redemption is given. The last sales price of the Common Stock has been at least $18.00 per share on each of 20 trading days within the 30-day trading period ending on December 2, 2021 (which is the third business day prior to the date of this redemption notice).

EXERCISE PROCEDURE

Public Warrant holders have until 5:00 p.m., New York City time, on the Redemption Date to exercise their Public Warrants to purchase Common Stock. Public Warrants may only be exercised for cash. Each Public Warrant entitles the holder thereof to purchase one share of Common Stock at a price of $11.50 per share. Payment of the exercise funds may be made by wire transfer of immediately available funds. Wire instructions will be provided to the Depository Trust Company and will otherwise be provided upon request.

Those who hold their Public Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Public Warrants since the process to exercise is VOLUNTARY.

Persons who are holders of record of their Public Warrants may exercise their Public Warrants by sending:

1. The Public Warrant certificate;

2. A fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Public Warrants being exercised; and

3. The exercise funds via wire transfer,

to:

via Overnight Mail Delivery:

Computershare Trust Company, N.A.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Attention: Computershare Investor Services

Telephone (Toll Free): (800) 736-3001

Telephone (International): +1 (781) 575-3100

via Regular Mail Delivery:

Computershare Trust Company, N.A.

PO Box 505000

Louisville, KY 40233-5000

Attention: Computershare Investor Services

Telephone (Toll Free): (800) 736-3001

Telephone (International): +1 (781) 575-3100

The method of delivery of the Public Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The Public Warrant certificate, the fully and properly completed Election to Purchase and the exercise funds must be received by Computershare prior to 5:00 p.m., New York City time, on the Redemption Date. Public Warrants which are received on or after such time will not be exercised, but will be redeemed.

For holders of Public Warrants who hold their warrants in “street name,” provided that a Notice of Guaranteed Delivery and the exercise funds are received by Computershare prior to 5:00 p.m., New York City time, on the Redemption Date, broker-dealers shall have two business days to deliver the Public Warrant to Computershare.

Any Public Warrant received which is received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed or the exercise funds being submitted will be deemed to have been delivered for redemption (at $0.01 per Public Warrant), and not for exercise.

PROSPECTUS

A prospectus covering the Common Stock issuable upon the exercise of the Public Warrants (and the supplements thereto) is included in a registration statement filed with, and declared effective by, the Securities and Exchange Commission (Registration No. 333-258358) (the “SEC”). The SEC also maintains an Internet website that contains a copy of this prospectus. The address of this site is www.sec.gov. Alternatively, to obtain a copy of the prospectus (and the supplements thereto), please visit our investor relations website at ir.enovix.com.

REDEMPTION PROCEDURE

Payment of the Redemption Price will be made by the Company upon presentation and surrender of the Public Warrant for payment after 5:00 p.m. New York City time on the Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Public Warrants. Persons who are holders of record of their Public Warrants may redeem their Warrants by delivering their certificates representing their Public Warrants to:

via Overnight Mail Delivery:

Computershare Trust Company, N.A.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Attention: Computershare Investor Services

Telephone (Toll Free): (800) 736-3001

Telephone (International): +1 (781) 575-3100

via Regular Mail Delivery:

Computershare Trust Company, N.A.

PO Box 505000

Louisville, KY 40233-5000

Attention: Computershare Investor Services

Telephone (Toll Free): (800) 736-3001

Telephone (International): +1 (781) 575-3100

*********************************

Any questions you may have about redemption and exercising your Warrants may be directed to Computershare at its address and telephone number set forth above or to the Company’s information agent, Georgeson LLC, at 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, telephone number (866) 729-6811.

Sincerely,

/S/ EDWARD J. HEJLEK
Edward J. Hejlek
General Counsel

Annex A

ELECTION TO PURCHASE

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive                  shares of Common Stock and herewith tenders payment for such shares of Common Stock to the order of Enovix Corporation (the “Company”) in the amount of $                 in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of                 , whose address is                  and that such shares of Common Stock be delivered to                                   whose address is                 . If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of                 , whose address is                  and that such Warrant Certificate be delivered to                 , whose address is                 .

In the event that the Warrant has been called for redemption by the Company pursuant to Section 6 of the Warrant Agreement and the Company has required cashless exercise pursuant to Section 6.3 of the Warrant Agreement, the number of shares of Common Stock that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(b) and Section 6.3 of the Warrant Agreement.

In the event that the Warrant is a Private Warrant that is to be exercised on a “cashless” basis pursuant to subsection 3.3.1(c) of the Warrant Agreement, the number of shares of Common Stock that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(c) of the Warrant Agreement.

In the event that the Warrant is to be exercised on a “cashless” basis pursuant to Section 7.4 of the Warrant Agreement, the number of shares of Common Stock that this Warrant is exercisable for shall be determined in accordance with Section 7.4 of the Warrant Agreement.

In the event that the Warrant may be exercised, to the extent allowed by the Warrant Agreement, through cashless exercise (i) the number of shares of Common Stock that this Warrant is exercisable for would be determined in accordance with the relevant section of the Warrant Agreement which allows for such cashless exercise and (ii) the holder hereof shall complete the following: The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to receive shares of Common Stock. If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of                 , whose address is                  and that such Warrant Certificate be delivered to                 , whose address is                 .

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Date: , 20
(Signature)

(Address)

(Tax Identification Number)
Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 (OR ANY SUCCESSOR RULE)).